Exhibit 99.1

FOR IMMEDIATE RELEASE

CORE LAB ANNOUNCES PROPOSED REDOMESTICATION TO THE UNITED STATES

AMSTERDAM (17 January 2023)—Core Laboratories N.V. (NYSE: “CLB US”) (“Core”, “Core Lab”, or the “Company”) announces the Company’s Board of Directors has approved a plan to reorganize the Company’s corporate structure, which will include redomestication of the parent company from the Netherlands to the United States (the “Redomestication”). The Company and its Board believes that the Redomestication will enhance shareholder value over the long-term through simplifying the corporate structure, improving operational efficiencies and reducing administrative costs. The Redomestication will, if completed, change the Company’s jurisdiction of organization from the Netherlands to the State of Delaware.

Following shareholder approval, the Redomestication will be completed through a series of steps, as follows: (i) Core Laboratories N.V. will merge with and into Core Laboratories Luxembourg S.A., with Core Laboratories Luxembourg S.A. surviving, and (ii) as soon as practicable thereafter, Core Laboratories Luxembourg S.A. will migrate out of Luxembourg and redomesticate into the State of Delaware, as Core Laboratories Inc. (“Core Lab Delaware”), which will become Core’s ultimate parent company. Upon completion of the transaction, Core Laboratories N.V. shareholders will hold one share of Common Stock of Core Lab Delaware for each Common Share of Core Laboratories N.V. owned immediately prior to the Redomestication. Core Lab N.V. Common Shares will continue to trade on the New York Stock Exchange (“NYSE”) up to and including the effective date of the Redomestication. Following the effective date of the Redomestication, shares of Common Stock of Core Lab Delaware will be listed on the NYSE under the ticker symbol “CLB”. The Company’s shares will continue to trade uninterrupted during and upon completion of the Redomestication.

Benefits from the Redomestication will include: (i) a reduced corporate footprint and a reduction in regulatory requirements associated with audited financial statements, financial reporting, and compliance with other statutory regulations, (ii) improved efficiencies and opportunities in the Company’s corporate treasury, cash management, risk management and tax functions, and (iii) a simplified and more efficient tax structure.

The Redomestication requires a shareholder vote for approval, which will be conducted through an extraordinary general meeting of Core Lab shareholders, which is anticipated to occur early in the second quarter of 2023. Further details are provided in the Company’s preliminary proxy statement/prospectus, filed with the U.S. Securities and Exchange Commission (“SEC”) on 17 January 2023.

Important Information for Shareholders

This communication is not intended to and does not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase, or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law. In connection with the proposed corporate reorganization that includes, among other things, the Redomestication, Core Laboratories Luxembourg S.A., a predecessor to Core Lab Delaware, has filed a registration statement on Form S-4, which includes Core Lab Delaware’s prospectus as well as the Company’s proxy statement (the “Proxy Statement/Prospectus”), with the SEC. The Company plans to mail the definitive Proxy Statement/Prospectus to its shareholders in connection with the proposed corporate reorganization. INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, CORE LAB DELAWARE, THE CORPORATE REORGANIZATION AND RELATED MATTERS.    Investors and securityholders will be able to obtain free copies of the definitive Proxy Statement/Prospectus (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and securityholders will be able to obtain free copies of the documents filed with the SEC on the Company website at www.corelab.com or by contacting the Company’s Corporate Secretary.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed corporate reorganization. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the securityholders of the Company in connection with the corporate reorganization, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus described above when it is filed with the SEC. Additional information regarding the Company’s directors and executive officers is also included in the Company’s 2022 Proxy Statement, which was filed with the SEC on March 22, 2022. This document is available free of charge as described above.

About Core Lab

Core Laboratories N.V. is a leading provider of proprietary and patented reservoir description and production enhancement services and products used to optimize petroleum reservoir performance. The Company has over 70 offices in more than 50 countries and is located in every major oil-producing province in the world.

Visit the Company’s website at www.corelab.com. Connect with Core Lab on Facebook, LinkedIn and YouTube.

Forward-Looking Statements

This release, as well as other statements we make, includes forward-looking statements made in reliance upon the safe harbor provisions of Federal securities law, including statements regarding: completion of the corporate reorganization that includes, among other things, the establishment of a new company domiciled in the U.S. and the timing and benefits thereof; the future revenue, profitability, business strategies and developments of the Company. These forward-looking statements are subject to various important cautionary factors, including: the ability to receive, in a timely manner and on satisfactory terms, required securityholder, stock exchange and court approvals; ability to achieve anticipated benefits of the corporate reorganization; publicity resulting from the reorganization and impacts to the company’s business and share price; risks and uncertainties related to the oil and natural gas industry; business and general economic conditions, including inflationary pressures, international markets, international political climates, including the Russia-Ukraine geopolitical conflict, public health crises, such as the COVID-19 pandemic; and any related actions taken by businesses and governments, and other factors as more fully described in the Company’s most recent Forms 10-K, 10-Q and 8-K filed with or furnished to the U.S. Securities and Exchange Commission. These important factors could cause the Company’s actual results to differ materially from those described in these forward-looking statements. Such statements are based on current expectations of the Company’s performance and are subject to a variety of factors, some of which are not under the control of the Company. Because the information herein is based solely on data currently available, and because it is subject to change as a result of changes in conditions over which the Company has no control or influence, such forward-looking statements should not be viewed as assurance regarding the Company’s future performance.

The Company undertakes no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances that may arise after the date of this press release, except as required by law.

For more information, contact:

Gwen Gresham—SVP Corporate Development and Investor Relations, +1 713 328 6210